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Exhibit 10.7

WARRANT

        THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

GMH COMMUNITIES, LP
GMH COMMUNITIES TRUST
WARRANT

No. 1	July 27, 2004, as amended

        THIS CERTIFIES THAT, for $1,000,000 received, the receipt and sufficiency of which is hereby acknowledged, Vornado Realty L.P., a Delaware limited partnership ("Vornado"), with its principal office at 888 Seventh Avenue, New York, New York 10019, and/or its designated affiliates and permitted transferees and assigns (individually or collectively, the "Holder"), is entitled to purchase from time to time (1) at the LP Exercise Price (as defined below) from GMH Communities, LP, a Delaware limited partnership, with its principal office at 10 Campus Boulevard, Newtown Square, Pennsylvania 19073 (the "Company"), an LP Fixed Percentage Number (as defined below) of Limited Partnership Units or (2) at the option of the Holder and at the Trust Exercise Price (as defined below), from GMH Communities Trust, a Maryland real estate investment trust, with its principal office at 10 Campus Boulevard, Newtown Square, Pennsylvania 19073 (the "Trust"), a Trust Fixed Percentage Number (as defined below) of fully paid and nonassessable Common Shares, or such combination of the LP Fixed Percentage Number and the Trust Fixed Percentage Number as determined by the Holder, in each case as provided herein, subject to adjustment pursuant to the terms hereof, including but not limited to, adjustment pursuant to Section 5 hereof, and is entitled to exercise the other appurtenant rights, powers and privileges hereinafter described.

        1.    DEFINITIONS.    As used herein, the following terms shall have the following respective meanings:

        "Additional Common Equity Securities" has the meaning set forth in Section 5.4(c) hereof.

        "Affiliate" shall mean, as to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

        "Applicable Price" shall mean:

  (i)
  for purposes of any issuance of Additional Common Equity Securities under Section 5.4, the greater of (A) the Fair Market Value of a unit or share of Common Equity Securities being issued (or, if being issued in an underwritten offering, the Market Price on the day that such offering is being priced), and (B) the then effective Exercise Price; and

  (ii)
  for purposes of any issuance under Section 5.1(b), the greater of (A) the Market Price on the date of such issuance, and (B) the then effective Exercise Price; provided, however, that in no event shall the Fair Market Value or the Market Price for purposes of determining the

    Applicable Price be less than $2,871.506 per Common Share or $2,871.506 per Limited Partnership Unit.

        "Board" shall mean the Board of Trustees, or its equivalent, of the Trust.

        "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

        "Class A Limited Partnership Interest" shall mean the Class A limited partnership interest in the Company and any successor common interest in the Company held directly or indirectly by Gary M. Holloway.

        "Class B Limited Partnership Interest" shall mean the Class B limited partnership interest in the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Common Equity Security" shall mean (1) a Limited Partnership Unit, in the case of an exercise of the Warrant to purchase Limited Partnership Units or (2) a Common Share, in the case of an exercise of the Warrant to purchase Common Shares.

        "Common Shares" shall mean common shares of beneficial interest, par value $0.001 per share, of the Trust, and all other stock of any class or classes (however designated after the date hereof) of the Trust from time to time outstanding, the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends or liquidating distributions after the payment of dividends and distributions on any shares entitled to preference.

        "Company" has the meaning set forth in the preamble hereto.

        "Company Restricted Period" has the meaning set forth in Section 26 hereof.

        "Conversion Right" has the meaning set forth in Section 2.2 hereof.

        "Convertible Securities" has the meaning set forth in Section 5.4(b) hereof.

        "Declaration of Trust" shall mean the Trust's Declaration of Trust, as may be amended from time to time.

        "Effective Price" has the meaning set forth in Section 5.4(c) hereof.

        "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

        "Excluded Securities" has the meaning set forth in Section 26(a) hereof.

        "Excluded Services" has the meaning set forth in Section 26(d) hereof.

        "Exercise Period" shall mean the time period commencing with the date hereof and ending at the earlier of (i) in the event of an Initial Public Offering that results in mandatory exercise of a portion of this Warrant pursuant to Section 2.1(b) hereof, 5:00 p.m., New York City time, on the date that is eighteen months from the closing of such offering and (ii) 5:00 p.m., New York City time, on the date that is three (3) years from the date hereof.

        "Exercise Price" shall mean (1) the LP Exercise Price, in the case of an exercise of the Warrant to purchase Limited Partnership Units or (2) the Trust Exercise Price, in the case of an exercise of the Warrant to purchase Common Shares.

        "Exercise Shares" shall mean the units or shares, as applicable, of the Common Equity Securities issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including, but not limited to, adjustment pursuant to Section 5 hereof, and shall also mean any other shares, securities, assets or property otherwise issuable or that may be acquired upon exercise of this Warrant. The number of Exercise Shares shall equal (1) the LP Fixed Percentage Number, in the case of an exercise of the Warrant to purchase Limited Partnership Units or (2) the Trust Fixed Percentage Number, in the case of an exercise of the Warrant to purchase Common Shares, in each case subject to adjustment pursuant to the terms herein, including, but not limited to, adjustment pursuant to Section 5 hereof.

        "Fair Market Value" shall mean:

  (i)
  with respect to a Common Equity Security, or any other security of the Trust, the Company or any other issuer:

  (a)
  the average daily Market Price during the period of the most recent twenty (20) Trading Days, ending on the last Trading Day before the date of determination of Fair Market Value, if such class of Common Equity Securities or other security is (i) traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange or (ii) is quoted on the National Market System of the Nasdaq Stock Market (the "National Market System") or the Nasdaq Small Cap Market (the "Small Cap Market"); or

  (b)
  if such class of Common Equity Securities or other security is not then so listed, admitted to trading or quoted, or if then so listed, admitted to trading or quoted for less than twenty (20) Trading Days, the Fair Market Value shall be determined in accordance with the Valuation Procedure; or

  (ii)
  with respect to any assets or property other than cash or Common Equity Securities or other securities, the fair market value as determined in accordance with the Valuation Procedure.

        "First Dilutive Issuance" has the meaning set forth in Section 5.4(d) hereof.

        "GMH GP" has the meaning set forth in Section 3.2 hereof.

        "Holder" has the meaning set forth in the preamble hereto.

        "Initial Public Offering" shall mean an initial public offering by the Trust of its Common Shares as a result of which the Trust obtains an UPREIT Interest.

        "IPO Date" shall mean the date on which an Initial Public Offering is consummated.

        "Issuer" shall mean (1) the Company, in the case of an exercise of the Warrant to purchase Limited Partnership Units or (2) the Trust, in the case of an exercise of the Warrant to purchase Common Shares.

        "Lien" has the meaning set forth in Section 5.11 hereof.

        "Limited Partnership Units" shall mean units representing the Class A Limited Partnership Interest, and all other interests of any class or classes (however designated after the date hereof) of the Company from time to time outstanding, the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current distributions or liquidating distributions after the payment of distributions on any interests in the Company entitled to preference.

        "LP Exercise Price" shall mean (i) with respect to each of the first 19,461.216 Limited Partnership Units issuable upon exercise of the Warrant, $2,569.212 per Limited Partnership Unit and (ii) with respect to each of the next 15,363.715 Limited Partnership Units issuable upon exercise of the Warrant following the issuance of the first 19,461.216 Limited Partnership Units referred to in clause (i), $3,254.421 per Limited Partnership Unit, in each case subject to adjustment pursuant to the terms herein, including, but not limited to, adjustment pursuant to Section 5 hereof. The parties hereto acknowledge and agree that the LP Exercise Price set forth herein is based on 66,000 Limited

Partnership Units being the only Limited Partnership Units issued and outstanding as of the date hereof.

        "LP Fixed Percentage Number" shall mean, subject to adjustment pursuant to the terms herein, including, but not limited to, adjustment pursuant to Section 5 hereof, the number of Limited Partnership Units representing a 34.54% economic interest in the Company (after taking into consideration the number of Limited Partnership Units issuable upon exercise of the Warrant), as determined by the Holder prior to and without regard to the occurrence of an Initial Public Offering; provided that if such an offering does occur, the percentage interest in the Company to be received upon exercise of the Warrant shall be adjusted as if the Warrant had been exercised in full immediately prior to the consummation of such offering and shall be subject to adjustment pursuant to the terms herein, including, but not limited to, adjustment pursuant to Section 5 hereof, following such offering. As an illustration, assuming a total of 1,000,000 Limited Partnership Units outstanding immediately prior to the consummation of an Initial Public Offering, the LP Fixed Percentage Number immediately prior to the consummation of an Initial Public Offering would equal 1,000,000 × 0.3454 / (1 - 0.3454) = 527,650.474; assuming further that (i) the Trust consummates an Initial Public Offering where it acquires, with the proceeds from such offering, additional 200,000 Limited Partnership Units and (ii) immediately prior to the exercise of the Warrant, there are no further transactions in equity securities of the Company or transactions that require adjustment pursuant to Section 5 hereof; then, upon exercise of the Warrant in full for Limited Partnership Units, the LP Fixed Percentage Number is 527,650.474, and the percentage interest in the Company to be received by the Holder upon exercise of the Warrant in full would be 527,650.474 / (1,000,000 + 527,650.474 + 200,000) = 30.541%.

        "Management Shift" has the meaning set forth in the Partnership Agreement.

        "Market Price" shall be, as of any specified date with respect to any share of any class of Common Equity Securities or any other security of the Trust, the Company or any other issuer, if such class of Common Equity Securities or other security is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is quoted on the National Market System or the Small Cap Market, the weighted average sale price of such class of Common Equity Securities or other security on such exchange or on the National Market System or the Small Cap Market on such date or if no such sale is made on such day, the mean of the closing bid and ask prices for such day on such exchange or on the National Market System or the Small Cap Market; provided that if such class of Common Equity Securities or other security is not so listed or admitted to unlisted trading privileges or quoted, the Market Price as of a specified date shall be the mean of the last bid and ask prices reported on such date (x) by the Nasdaq or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated.

        "National Market System" has the meaning set forth in the definition of Fair Market Value.

        "Notice of Exercise" means the notice attached hereto as Annex A-1 or A-2, as the case may be.

        "Partnership Agreement" shall mean the Amended and Restated Limited Partnership Agreement of the Company, dated as of July 20, 2004, as amended, by and among GMH GP, GMH LP LLC, a Delaware limited liability company, or any successor general partner, Vornado Community GP LLC, a Delaware limited liability company, and Vornado Community LP LLC, a Delaware limited liability company.

        "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof, or any entity whatsoever.

        "Qualifying Dilutive Issuance" has the meaning set forth in Section 5.4(a) hereof.

        "Record Date" shall mean, with respect to any dividend, other distribution or issuance, the record date for the determination of stockholders entitled to receive such dividend, distribution or issuance, or if no such record date exists, the date of such dividend, distribution or issuance.

        "Registration Rights Agreement" has the meaning set forth in Section 7 hereof.

        "SEC" has the meaning set forth in Section 3.1(d) hereof.

        "Securities Act" shall mean the United States Securities Act of 1933, as amended.

        "Significant Subsidiary" has the meaning set forth in Rule 1-02(w) of Regulation S-X under the Securities Act or any successor rule.

        "Small Cap Market" has the meaning set forth in the definition of Fair Market Value.

        "Subsequent Dilutive Issuance" has the meaning set forth in Section 5.4(d) hereof.

        "Trading Day" shall mean, with respect to any class of Common Equity Securities or any other security of the Trust, the Company or any other issuer, a day (i) on which the securities exchange or other trading platform applicable for purposes of determining the Market Price of a share or unit of such class of Common Equity Securities or other security shall be open for business or (ii) for which quotations from such securities exchange or other trading platform of the character specified for purposes of determining such Market Price shall be reported.

        "Trust" has the meaning set forth in the preamble hereto and shall include any entity that becomes general partner of the Company in connection with the establishment of an "UPREIT" structure.

        "Trust Exercise Price" shall mean (i) with respect to each Common Share that constitutes the first 19.302/34.54 of the Trust Fixed Percentage Number (as then in effect) of Common Shares issuable upon exercise of the Warrant, $2,590,405.139 (i.e., $50,000,000 divided by 19.302 or the cost of each one (1) percent of the first 19.302% of the Common Shares deliverable hereunder) divided by 1/34.54 of the Trust Fixed Percentage Number (as then in effect) and (ii) with respect to each Common Share that constitutes the next 15.238/34.54 of the Trust Fixed Percentage Number (as then in effect) of Common Shares issuable upon exercise of the Warrant following the issuance of the first 19.302/34.54 of the Trust Fixed Percentage Number of Common Shares referred to in clause (i), $3,281,270.508 (i.e., $50,000,000 divided by 15.238 or the cost of each one (1) percent of the next 15.238% of the Common Shares deliverable hereunder) divided by 1/34.54 of the Trust Fixed Percentage Number (as then in effect), in each case subject to adjustment pursuant to the terms herein, including, but not limited to, adjustment pursuant to Section 5 hereof. As an illustration, assuming that the Trust Fixed Percentage Number is 527,650.474 as set forth in the illustration included in the definition of Trust Fixed Percentage Number below, the Trust Exercise Price is $2,590,405.139/(527,650.474/34.54) or $169.568 for each Common Share constituting the first 19.302/34.54 of the 527,650.474 shares (i.e., the first 294,867.095 shares) acquired.

        "Trust Fixed Percentage Number" shall mean, subject to adjustment pursuant to the terms herein, including, but not limited to, adjustment pursuant to Section 5 hereof, the number of Common Shares representing a 34.54% economic interest in the Company (after taking into consideration the number of Common Shares issuable upon exercise of the Warrant), as determined by the Holder prior to and without regard to the occurrence of an Initial Public Offering; provided that if such an offering does occur, the percentage interest in the Company to be received upon exercise of the Warrant shall be adjusted downward as if the Warrant had been exercised in full immediately prior to the consummation of such offering and any subsequent offering and shall be subject to adjustment pursuant to the terms herein, including, but not limited to, adjustment pursuant to Section 5 hereof, following such offering. As an illustration, assuming (i) a total of 1,000,000 Common Shares outstanding, immediately prior to the exercise of the Warrant, as a result of an Initial Public Offering by the Trust that did not require any adjustments pursuant to Section 5 hereof; (ii) that the Trust purchased 1,000,000 Limited

Partnership Units with the proceeds from the issuance of such shares; (iii) that such purchase resulted in the Trust having a 50% UPREIT Interest (with the Company having a total of 1,000,000/0.50 or 2,000,000 aggregate number of Limited Partnership Units outstanding immediately prior to the exercise of the Warrant) and (iv) immediately prior to the exercise of the Warrant there have been no other transactions in equity securities of the Trust or the Company; then, upon exercise of the Warrant in full for Common Shares, the Trust Fixed Percentage Number is (1,000,000/0.6546) - 1,000,000 or 527,650.474, assuming further that each Common Share may purchase one Limited Partnership Unit with the proceeds from the Warrant exercise.

        "Trust Restricted Period" has the meaning set forth in Section 26 hereof.

        "UPREIT Interest" shall mean, subsequent to the establishment of an "UPREIT" structure where the Trust holds, either directly or through one or more intermediaries, the sole general and certain limited partnership interests in the Company, the percentage economic interest in the Company as represented by the aggregate of such general and limited partnership interests held by the Trust.

        "Valuation Procedure" shall mean a determination made in good faith by (1) the Board that is set forth in resolutions of the Board that are certified by the Secretary of the Trust or (2) prior to an Initial Public Offering of the Trust, the general partners of the Company that is set forth in resolutions of such general partners that are certified by their respective Secretary, which certified resolutions (i) set forth the basis of the Board's or general partners' (as the case may be) determination which, in the case of a valuation in excess of $10 million, shall include the Board's or general partners' (as the case may be) reliance on the valuation of a nationally recognized investment banking or appraisal firm selected by the Holder and (ii) are delivered to the Holder within ten (10) Business Days following such determination. A Valuation Procedure with respect to the value of any capital stock shall be based on the price that would be paid for all of the capital stock of the issuer in an arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion) without any discount or provision for a minority interest, lack of liquidity or similar discount.

        "Warrant" shall mean this warrant to purchase Limited Partnership Units or Common Shares, as the case may be.

        "Withdrawal Period" has the meaning set forth in Section 2.3 hereof.

        2.    EXERCISE OF WARRANT.

        2.1    EXERCISE.    (a) This Warrant may be exercised by the Holder in whole or in part at any time during the Exercise Period, by delivery of the following to the Issuer at its address listed on the signature page hereof (or at such other address as the Issuer may designate by ten (10) days' advance written notice to the Holder):

  (i)
  an executed Notice of Exercise;

  (ii)
  the Exercise Price (A) in cash or by check, or (B) pursuant to Section 2.2 hereof, (C) surrender of the Holder's Class B Limited Partnership Interest or (D) any combination of (A), (B) or (C) above; and

  (iii)
  this Warrant.

        In the event the Holder determines to pay the Exercise Price with the surrender of a portion of the Holder's Class B Limited Partnership Interest, the portion of Class B Limited Partnership Interest surrendered shall be valued at $1,000 for each $1,000 cash amount of Class B Limited Partnership Interest invested, reduced by the amount of cash capital returned on such Class B Limited Partnership Interests.

        This Warrant may not be exercised for amounts that would require the payment of less than $10 million of aggregate Exercise Price (i.e., the aggregate amount derived by multiplying the then applicable Exercise Price by the number of Exercise Shares deliverable pursuant to such exercise) or, if the Holder owns a Warrant that if exercised in full would require the payment of less than $10 million of aggregate Exercise Price, for less than the entire Warrant.

        An executed Notice of Exercise must be delivered not later than 10 Business Days before the date on which such exercise is to occur, which date will be set forth by the Holder in the Notice of Exercise; provided, however, that in the event the Trust intends to print and distribute to potential investors in connection with its Initial Public Offering a preliminary prospectus, the Trust will give the Holder not less than 15 Business Days prior written notice of its intention to file such preliminary prospectus with the SEC together with a copy of such preliminary prospectus, in which case the Holder will have five (5) Business Days from its receipt of such notice and prospectus to notify the Issuer of its intention to exercise all or a part of this Warrant in connection with such Initial Public Offering. In the event a Notice of Exercise is not so delivered within such period, the Holder may not deliver a Notice of Exercise until the earlier of (i) 60 days from the date that written notice of such filing is delivered to the Holder; (ii) the consummation of such Initial Public Offering and (iii) the date the preliminary prospectus is amended or modified for any reason other than the inclusion of final pricing information that is within the range of prices on the cover of such preliminary prospectus. Any Notice of Exercise delivered by the Holder in connection with an Initial Public Offering may be withdrawn or amended in the event of an amendment or modification of the preliminary prospectus delivered to the Holder hereunder for any reason other than the inclusion of final pricing information that is within the range of prices on the cover of such preliminary prospectus.

        In no event shall the maximum amount payable under this Warrant exceed $100 million.

          (b)   In the event of an Initial Public Offering, this Warrant shall be automatically exercised at the closing for such offering for the Trust Fixed Percentage Number of Common Shares or, at the option of the Holder, an LP Fixed Percentage Number of Limited Partnership Units representing, in each case, a 19.302% economic interest in the Company, subject to adjustment as provided in this Warrant, including Section 5 hereof, if and only if the sale of such number of Common Shares representing such 19.302% interest at the price per share set forth on the cover page of the final prospectus for the Initial Public Offering would result in an aggregate offering price for such Common Shares of at least $80 million. If the aggregate offering price utilizing the price to the public set forth on the cover page of the final prospectus for such offering in respect of such number of Common Shares would not result in at least $80 million, then the Warrant shall not be automatically exercised.

        Payment of the Exercise Price in the event of mandatory exercise pursuant to this Section 2.1(b) shall be by surrender of $50 million of Class B Limited Partnership Interest. Upon the surrender of $50 million of Class B Limited Partnership Interest as payment of the Exercise Price as provided herein, such amount of Class B Limited Partnership Interest shall be cancelled.

          (c)   Upon the exercise of this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or such other Person as may be designated by the Holder (to the extent such transfer is not restricted and upon payment of any transfer taxes that are required to be paid by the Holder in connection with any such transfer), shall be issued and delivered to the Holder or such other Person as promptly as practicable (and in any event within five (5) Business Days) after receipt of the Notice of Exercise. If this Warrant shall not have been exercised in full, a new Warrant exercisable for the number of Exercise Shares remaining shall be executed by the Trust, the Company, GMH GP and Gary M. Holloway and delivered at the same time as the certificate (or certificates) for the Exercise Shares that are being issued.

        The Person in whose name any certificate or certificates for the Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Issuer are closed, such Person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open (whether before or after the end of the Exercise Period).

        2.2    NET EXERCISE.

          (a)   Notwithstanding any provision herein to the contrary, if the Fair Market Value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), then in lieu of exercising this Warrant by payment of cash, check or surrendered Class B Limited Partnership Interest, the Holder may elect (the "Conversion Right") to receive Exercise Shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y * (A-B)/A

        Where:

        X = the number of Exercise Shares to be issued.

        Y = the number of Exercise Shares purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation).

        A = the Fair Market Value of one Exercise Share (at the date of such calculation).

        B = the Exercise Price (as adjusted pursuant to Section 5 hereof to the date of such calculation).

        The Company shall pay all reasonable administrative costs incurred by the Holder in connection with the exercise of the Conversion Right by the Holder pursuant to this Section 2.2.

          (b)   Unless indicated otherwise in writing by the Holder, this Warrant shall automatically be exercised on the last day of the Exercise Period by the Holder hereof pursuant to Section 2.2(a) hereof for Common Shares if the Fair Market Value of one Exercise Share is greater than the Exercise Price per share on such date. The Issuer shall take all actions and execute and deliver all documents necessary to effect the foregoing, and the Holder shall be entitled to receive Exercise Shares as if such Holder had exercised this Warrant pursuant to Section 2.2(a) hereof for the full number of Exercise Shares purchasable under this Warrant on such date.

          (c)   This Warrant may not be exercised pursuant to this Section 2.2 for amounts that would result in an aggregate Exercise Price (i.e., the product of Y and B as denoted in the formula set forth under Section 2.2(a) hereof) of less than $10 million or, if the Holder owns a Warrant that if exercised in full would result in an aggregate Exercise Price of less than $10 million, for less than the entire Warrant; provided, however, that the preceding sentence in this Section 2.2(c) shall not apply to an automatic exercise of this Warrant pursuant to Section 2.2(b) hereof.

        2.3    RESTRICTION ON EXERCISE.    Except as set forth in the proviso below, in no event may the Warrant be exercised at any time to the extent that the issuance of the Exercise Shares in connection with such exercise would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code or any successor provision; provided, however, that to the extent an exercise of the Warrant is restricted by this Section 2.3 with respect to some or all of the Exercise Shares, the Trust or the Company shall within five (5) Business Days after the Holder delivers a Notice of Exercise give written notice to the Holder of such restriction, and the Holder shall have five (5) Business Days from the date it receives such notice to withdraw its Notice of Exercise (the "Withdrawal Period"). If the Holder does not withdraw such notice then the Warrant shall be exercisable and deemed to have been exercised for Limited Partnership Units but the obligation to deliver such Units may, at the option of either the Trust or the Company, be satisfied by the payment of cash equal to the Fair Market Value of such unexercised portion of the Warrant not later than three (3) Business Days after the last day of the Withdrawal Period (such value determined at the date of delivery of the Notice of Exercise).

        3    COVENANTS AND REPRESENTATIONS OF THE TRUST AND THE COMPANY; SECURITIES MATTERS.

        3.1    COVENANTS AS TO EXERCISE SHARES.

          (a)   Each of the Trust and the Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and nonassessable in the case of Common Shares, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof. If the class of the Common Equity Securities or the class of securities of any other Exercise Shares is then listed or quoted on a national securities exchange, the National Market System or the Small Cap Market, all such Exercise Shares upon issuance shall also be so listed or quoted. Each of the Trust and the Company further covenants and agrees that it will, at all times during the Exercise Period, have authorized and reserved solely for purposes of the exercise of this Warrant, free from preemptive rights, a sufficient number of units or shares of its Common Equity Securities or the class of securities of any other Exercise Shares to provide for the exercise in full of this Warrant (without taking into account any possible exercise pursuant to Section 2.2 hereof). If at any time during the Exercise Period, the number of authorized but unissued units or shares of Common Equity Securities or the class of securities of any other Exercise Shares shall not be sufficient to permit exercise in full of this Warrant (without taking into account any possible exercise pursuant to Section 2.2 hereof), the Trust or the Company, as the case may be, will promptly take such corporate or limited partnership action as shall be necessary to increase its authorized but unissued units or shares of Common Equity Securities or the class of securities of any other Exercise Shares to such number of shares as shall be sufficient for such purposes. Each of the Trust and the Company covenants and agrees that if any units or shares of Common Equity Securities or any other class of capital stock to be reserved for the purpose of the issuance of such units or shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such units or shares may be validly issued or delivered upon exercise, then the Trust or the Company, as the case may be, will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

          (b)   In the event that at any time, including as a result of any provision of Section 5, the Exercise Shares shall include any shares or other securities other than units or shares of Common Equity Securities, or any other property or assets, the terms of this Warrant shall be modified or supplemented (in the absence of express written documentation thereof, shall be deemed to be so modified or supplemented), and each of the Trust and the Company shall take all actions as may be necessary to preserve, in a manner and on terms as nearly equivalent as practicable to the provisions of this Warrant as they apply to the Common Equity Securities, the rights of the Holder hereunder (including, without limitation, the provisions of Section 5 hereof), including any equitable replacements of the term "Common Equity Securities" with the term "Exercise Shares" and adjustments of any formula included herein.

          (c)   To the extent that the Trust and/or the Company are subject to the reporting requirements of the Exchange Act at any time during the Exercise Period, the Trust's and/or the Company's filings under the Exchange Act will comply, during the Exercise Period, in all material respects as to form with the Exchange Act and the rules and regulations thereunder. If required pursuant to Regulation D under the Securities Act or any successor regulation thereto, the Trust or the Company, as the case may be, shall timely file a Form D in respect of the issuance of this Warrant and the issuance of the Exercise Shares.

          (d)   Until the later of (i) the date as of which a Holder may sell all of the Exercise Shares without restriction pursuant to Rule 144(k) under the Securities Act, or any successor rule, and (ii) the last date on which any of the Warrants remain outstanding, to the extent that the Trust and/or the Company are subject to the reporting requirements of the Exchange Act prior to such date, the Trust and/or the Company shall timely file all reports required to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act, and the Trust and/or the Company shall not terminate its status as an issuer required to file reports under the Exchange Act other than as a result of a merger or consolidation of the Trust and/or the Company where the Trust or the Company is not the surviving entity.

        3.2    NO IMPAIRMENT.    Except and to the extent as waived or consented to in writing by the Holder, none of the Trust, the Company and GMH Communities GP, LLC, a Delaware limited liability company and a general partner of the Company (together with its successors, including GMH Communities GP Trust, "GMH GP") will, by amendment of its declaration of trust, limited partnership agreement or limited liability company agreement, as the case may be, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Trust, the Company or GMH GP, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment consistent with the intent and principles expressed in Section 5.8 below. The foregoing shall be subject to the right of the Trust, the Company and GMH GP to amend the Declaration of Trust to (i) create a special ownership limit of 8.5% for the Steven Roth Group (defined to include Steven Roth and each person (other the Trust and any person that is a Vornado Holder (as defined below)) to whom shares actually owned by Steven Roth would be attributed under the constructive ownership rules of either Section 544 of the Code, as modified by Section 856(h) of the Code, or Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code) and (ii) exempt the Holder and its subsidiaries (except where the Holder or such a subsidiary is treated as an "individual" for purposes of Section 542(a)(2) of the Code or any successor provision) from the application of the ownership limits set forth in the Declaration of Trust, except to the extent that (a) their ownership of Shares, directly, indirectly or under applicable constructive ownership rules, would cause the Trust to be treated as "closely held" within the meaning of Section 856(h) of the Code, (b) any person (other than the Steven Roth Group, the Holloway Group (defined to include Gary M. Holloway and each person (other than the Trust) to whom shares actually owned by Gary M. Holloway would be attributed under the constructive ownership rules of either Section 544 of the Code, as modified by Section 856(h) of the Code, or Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code), or the Vornado Holder (defined to include each of (i) Vornado, (ii) Vornado Realty Trust, a Maryland real estate investment trust, (iii) any affiliate of Vornado designated pursuant to this Warrant, (iv) any permitted transfer or assignee of Vornado for purposes of this Warrant and (v) any entity in which a person described in any of clauses (i), (ii), (iii) or (iv) holds a direct or indirect interest; provided, however, that no person shall be treated as a Vornado Holder at any time that such person is treated as an "individual" for purposes of Section 542(a)(2) of the Code or any successor provision)) holding a direct or indirect interest (including through the application of applicable constructive ownership rules) in the Holder or such a subsidiary would own directly or indirectly (including through the application of applicable constructive ownership rules) shares in the Trust in excess of the ownership limitations (not to be less than, with respect to the Common Shares, 7.1% of the outstanding Common Shares (by number or value, whichever is more restrictive) and, if the Trust has more than one class of shares outstanding, 7.1% of the Trust's outstanding shares, by value) set forth at any time in the Declaration of Trust, (c) a member of the Steven Roth Group holding a direct or indirect interest (including through the application of applicable constructive ownership rules) in the Holder or such a subsidiary would own directly or indirectly (including through the application of applicable constructive ownership rules) shares in the Trust such that the members of the Steven Roth Group, in the aggregate, would own directly or indirectly (including through the application of applicable constructive ownership rules) shares in the Trust in excess of the ownership limitations (not to be less than, with respect to the Common Shares, 8.5% of the outstanding Common Shares (by number or value, whichever is more restrictive) and, if the Trust has more than one class of shares outstanding, 8.5% of the Trust's outstanding shares (by value) set forth in the Declaration of Trust at any time for the Steven Roth Group, (d) a member of the Holloway Group holding a direct or indirect interest (including through the application of applicable constructive ownership rules) in the Holder or such a subsidiary would own directly or indirectly (including through the application of applicable constructive ownership rules) shares in the Trust such that the members of the Holloway Group, in the aggregate, would own directly or indirectly (including through the application of applicable constructive ownership rules) shares in the Trust in excess of the ownership limitations (not to be less than, with respect to the Common Shares, 20% of the outstanding Common Shares (by number or value, whichever is more restrictive) and, if the Trust has more than one class of shares outstanding, 20% of the Trust's outstanding shares (by value) set forth at any time in the Declaration of Trust at any time for the Holloway Group (provided, in the case of this clause (d), that the Declaration of Trust at such time provides that in circumstances where clause (d) applies, Equity Shares not Beneficially or Constructively Owned by Vornado Holders will be transferred to a charitable trust (where such transfers would help to reduce such excess ownership by members of the Holloway Group) before Equity Shares Beneficially or Constructively Owned by Vornado Holders are so transferred to eliminate such excess ownership by members of the Holloway Group) and (e) during any period on or after the date of the first closing of an issuance of Common Shares pursuant to an underwritten offering and during which it is not the case that either (i) each class of the Trust's shares qualifies as a class of "publicly-offered securities" (within the meaning of Section 2510.3-101(b)(2) of the regulations of the Department of Labor) or (ii) the Trust qualifies for another exception to Section 2510.3-101 of the regulations of the Department of Labor (other than the exception that provides that the assets of an ERISA Investor (defined to mean (I) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to ERISA, or a plan described in Section 4975 of the Code (including, without limitation, foreign plans and governmental plans) (each a "Plan"), (II) an entity whose underlying assets include the assets of a Plan by reason of the Plan's direct or indirect investment in such entity or (III) an entity that otherwise constitutes a benefit plan investor within the meaning of Section 2510.3-101 of the regulations of the Department of Labor) will not include any of the underlying assets of an entity in which it invests if at all times less than 25% of the value of each class of equity interests in the entity is held by ERISA Investors), the direct or indirect ownership of shares in the Trust (including through the application of applicable constructive ownership rules) by the Holder or such a subsidiary would result in any person owning, directly or indirectly (including through the application of applicable constructive ownership rules), shares in the Trust such that 25% or more of any class of shares in the Trust would be owned, directly or indirectly (including through the application of applicable constructive ownership rules), by one or more ERISA Investors (provided, in the case of this clause (e), that the Declaration of Trust at such time provides that in circumstances where clause (e) applies, Equity Shares not Beneficially Owned by Vornado Holders will be transferred to a charitable trust (where such transfers would help to reduce such excess ownership by ERISA Investors) before Equity Shares Beneficially Owned by Vornado Holders are so transferred to eliminate such excess ownership by ERISA Investors). For these purposes, "applicable constructive ownership rules" shall mean the rules set forth in or under Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, and the rules set forth in or under Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The Trust and Gary M. Holloway, as the sole shareholder of the Trust, covenant and agree that the Trust's declaration of trust (i) does not, as of the date hereof, contain any limitation on ownership that would prevent the Holder from exercising this Warrant in full at any time and holding all or any of the Common Shares or Limited Partnership Units deliverable hereunder, other than those restrictions permitted by the second preceding sentence, and (ii) will not contain any limitation on ownership that would prevent the Holder from exercising this Warrant in full at any time and holding all or any of the Common Shares or Limited Partnership Units deliverable hereunder, other than those limitations described in the second preceding sentence; except, in the case of both (i) or (ii), in circumstances where the Holder is treated as "individual" for purposes of Section 542(a)(2) of the Code (in which circumstances the Holder shall be subject to the same ownership restrictions that apply under the Declaration of Trust to persons that are (i) members of the Steven Roth Group, if the Holder is a member of the Steven Roth Group, (ii) members of the Holloway Group, if the Holder is a member of the Holloway Group and (iii) to persons that are not members of the Steven Roth Group or the Holloway Group and who have not obtained an exemption from the ownership limitations from the Trust's board of trustees, if the Holder is not a member of the Steven Roth Group or the Holloway Group). The parties hereto acknowledge and agree that the Trust is issuing and the Holder purchasing this Warrant with the expectation that the Trust will become, through a 100% owned subsidiary, the sole general partner of the Company for purposes of completing an Initial Public Offering and that none of the Trust, the Company, GMH GP or Gary M. Holloway shall take any action to cause or that results in another Person becoming general partner of the Company, by merger, consolidation or otherwise, without causing such entity to expressly assume all of the covenants, agreements, representations and warranties of the Trust hereunder. In the event that GMH GP effects an initial public offering as general partner of the Company, then GMH GP shall execute an instrument assuming all of the covenants, agreements, representations and warranties of the Trust hereunder.

        3.3    NOTICES OF RECORD DATE.    In the event (i) the Trust or the Company takes a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) the Trust or the Company authorizes the granting to the holders of Common Equity Securities (or holders of the class of securities of any other Exercise Shares) of rights to subscribe to or purchase any shares of capital stock of any class or securities convertible into any shares of capital stock or of any other right, (iii) the Trust or the Company authorizes any reclassification of, or any recapitalization involving, any class of Common Equity Securities or any consolidation or merger to which the Trust or the Company is a party and for which approval of the stockholders of the Trust or the limited partners of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Trust or the Company, (iv) the Trust or the Company authorizes or consents to or otherwise commences the voluntary or involuntary dissolution, liquidation or winding up of the Trust or the Company, or (v) the Trust or the Company authorizes or takes any other action that would trigger an adjustment in the Exercise Price or the number or amount of units or shares of Common Equity Securities or other Exercise Shares subject to this Warrant (other than a stock split or combination), the Trust or the Company shall mail to the Holder, at least twenty (20) days prior to the earlier of the record date for any such action or stockholder vote and the date of such action, a notice specifying (a) which action is to be taken and the date on which any such record is to be taken for the purpose of any such action, (b) the date that any such action is to take place, and (c) the amount and character of any stock, other securities or property and amounts, or rights or options with respect thereto, proposed to be issued, granted or delivered to each holder of Common Equity Securities (or holders of the class of securities of any other Exercise Shares).

        3.4    APPROVAL BY SHAREHOLDER AND GENERAL PARTNER AND LIMITED PARTNERS.    The Trust represents and warrants to the Holder that this Warrant, its terms and its issuance and sale have been approved by a vote the sole shareholder of the Trust and its Board of Trustees. The Company represents and warrants to the Holder that this Warrant, its terms and its issuance and sale have been approved by a vote of the general and limited partners of the Company.

        4    REPRESENTATIONS AND AGREEMENTS OF HOLDER.

        4.1    REPRESENTATIONS OF HOLDER.    The Holder hereby represents and warrants to the Trust and the Company, as of the date hereof, that:

        (a)   ACQUISITION PURSUANT TO EXEMPTION; ACCREDITED INVESTOR; ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder is an "accredited investor" within the meaning of Rule 501 under Regulation D promulgated under the Securities Act. The Holder represents and warrants that it is acquiring this Warrant and, to the extent this Warrant is exercised, the Exercise Shares solely for its account for investment purposes only and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof, other than potential transfers between Affiliates or transfers pursuant to an effective registration statement under, or an exemption from the registration requirements of, the Securities Act.

        (b)   SECURITIES ARE NOT REGISTERED.

  i.
  The Holder understands that this Warrant and the Exercise Shares have not been registered under the Securities Act, on the basis that no distribution or public offering is being effected. The Holder realizes that the basis for the exemption set forth above may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention, except that, subject to Section 4.2, the Holder may, in the future, transfer between Affiliates or transfer pursuant to an effective registration statement under, or an exemption from the registration requirements of, the Securities Act.

  ii.
  The Holder has had full access to all information it considers necessary or appropriate to make an informed investment decision with respect to this Warrant and has been given the opportunity to ask questions of the Trust and the Company and its representatives concerning this transaction and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Trust and the Company and can bear the economic risk of its investment in this Warrant.

        4.2    DISPOSITION OF WARRANT AND EXERCISE SHARES.

        (a)   The Holder agrees not to make any disposition of all or any part of the Exercise Shares in any event unless:

          (i)    the Trust or the Company, as the case may be, shall have received a letter secured by the Holder from the staff of the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;

          (ii)   there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement;

          (iii)  the Holder shall have furnished the Trust or the Company, as the case may be, with an opinion of counsel for the Holder, reasonably satisfactory to the Trust or the Company, as the case may be, to the effect that such disposition may be made in compliance with Rule 144 under the Securities Act; or

          (iv)  the Holder shall have notified the Trust or the Company, as the case may be, of the proposed disposition and shall have furnished it with a statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Trust or the Company, as the case may be, the Holder shall have furnished it with an opinion of counsel for the Holder, reasonably satisfactory to the Trust or the Company, as the case may be, to the effect that such disposition will not require registration of such Exercise Shares under the Securities Act or any applicable state securities laws.

        (b)   The Holder further agrees not to make any disposition of all or any part of this Warrant in any event unless (A) the Holder shall have notified the Trust and the Company of the proposed disposition not less than five (5) Business Days prior to such proposed disposition and shall have furnished the Trust and the Company with a statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Trust and the Company, the Holder shall have furnished the Trust and the Company with an opinion of counsel for the Holder, reasonably satisfactory to the Trust and the Company, to the effect that such disposition will not require registration of such Warrant under the Securities Act or any applicable state securities laws, and (B) such transferee has executed and delivered to the Trust and the Company an agreement whereby such transferee agrees to become a party hereto and to be bound by all the provisions hereof and thereof.

        (c)   The Holder is aware that the Exercise Shares may not be sold pursuant to Rule 144 under the Securities Act unless the applicable conditions thereof are met, including, among other things, the required holding period set forth in Rule 144 under the Securities Act and the number of shares being sold during any three-month period not exceeding specified limitations.

        (d)   The Holder understands and agrees that all certificates evidencing the Exercise Shares may bear the following legend (unless such shares have been disposed of in accordance with Section 4.2(a)(ii) or (iii) or such legend is no longer required to comply with applicable securities laws):

  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to an effective registration statement under the Securities Act) shall also bear such legend unless such legend is no longer required to comply with applicable securities laws.

        (e)   Notwithstanding the foregoing or any provision of the Limited Partnership Agreement, in the event that an Initial Public Offering is not completed within six months from the date hereof and the Holder exercises this Warrant to acquire Limited Partnership Units, then the Limited Partnership Units so acquired may be transferred by the Holder subject to compliance only with applicable securities laws.

5.    ADJUSTMENT OF EXERCISE PRICE, UNITS OR SHARES OF COMMON EQUITY SECURITIES PURCHASABLE AND NUMBER OF WARRANTS.

5.1    ADJUSTMENT OF EXERCISE PRICE. The Exercise Price, as defined in Section 1, shall be subject to adjustment from time to time as follows:

        (a)   If an Issuer after the date hereof shall (i) pay a dividend or make a distribution to all holders of any class of Common Equity Securities with respect to such holders' Common Equity Securities and in units or shares of Common Equity Securities, (ii) split or otherwise subdivide the outstanding units or shares of Common Equity Securities, or (iii) combine the outstanding units or shares of Common Equity Securities into a smaller number of units or shares, then in any such case the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which the numerator shall be the number of units or shares of Common Equity Securities outstanding prior to such action and the denominator shall be the number of units or shares of Common Equity Securities outstanding after giving effect to such action. An adjustment made pursuant to clause (i) of this subsection (a) shall become effective retroactive to the date immediately after the Record Date for such dividend or distribution, and an adjustment made pursuant to clause (ii) or (iii) of this subsection (a) shall become effective immediately after the effective date of such subdivision or combination.

        (b)   If an Issuer after the date hereof shall issue rights, options or warrants to all holders of any class of Common Equity Securities with respect to such holders' Common Equity Securities to subscribe for or purchase units or shares of Common Equity Securities or securities convertible into or exchangeable or redeemable for Common Equity Securities at a price per share less than the Applicable Price per share or unit on the issuance date thereof, the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of units or shares of Common Equity Securities outstanding on the date of issuance of such rights, options or warrants plus the number of units or shares of the class of Common Equity Securities subject to such rights, options or warrants which the aggregate consideration for the total number of units or shares so to be offered would purchase at the Applicable Price of a unit or share of the class of Common Equity Securities subject to such rights, options or warrants, and (ii) the denominator shall be the number of units or shares of Common Equity Securities outstanding on the date of issuance of such rights, options or warrants plus the number of additional units or shares of Common Equity Securities to be offered for subscription or purchase; provided, however, that no adjustment shall be made if an Issuer issues or distributes to the Holder the rights, options or warrants which the Holder would have been entitled to receive had this Warrant been exercised prior to the Record Date (and, if applicable, had this Warrant been exercisable for the class of Common Equity Securities receiving such issuance or distribution). Any such adjustments shall be made whenever such rights, options or warrants are issued to all holders of any class of Common Equity Securities with respect to such holders' Common Equity Securities and shall become effective retroactive to the date immediately after the Record Date for the determination of limited partners or stockholders, as the case may be, entitled to receive such rights, options or warrants unless such rights, options or warrants are not immediately exercisable, in which case, any such adjustments shall be made at such time such rights, options or warrants become exercisable. Upon expiration of the period during which any such rights, options or warrants may be exercised, any adjustment previously made pursuant to the foregoing provisions shall be recalculated to take into consideration only those rights, options or warrants actually exercised during the applicable period for exercise and notice of any such further adjustment to the Exercise Price shall be given to the Holder as herein provided.

        (c)   If an Issuer after the date hereof shall issue or distribute to all holders of any class of Common Equity Securities (or any class of capital stock or common units that is convertible into or exchangeable or redeemable for Common Equity Securities) with respect to such holders' Common Equity Securities (or such other capital stock or common units) evidences of its indebtedness, cash, or other assets, shares of capital stock or common units of any class or any other securities (other than the Common Equity Securities) or rights to subscribe therefor (excluding those referred to in subsection (b) above), in each such case the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the difference between (x) the amount, for each class of Common Equity Securities then outstanding, of the Fair Market Value per unit or share of such class of Common Equity Securities, multiplied by the number of outstanding units or shares of such class of Common Equity Securities, in each case on the Record Date, and (y) the Fair Market Value of the assets, cash or evidences of indebtedness so distributed, or shares of capital stock or other securities or rights to subscribe therefor so issued, and (ii) the denominator shall be product of the amount, for each class of Common Equity Securities then outstanding, of the Fair Market Value per unit or share of such class of Common Equity Securities, multiplied by the number of outstanding units or shares of such class of Common Equity Securities, in each case on the Record Date; provided, however, that no adjustment shall be made if the Issuer issues or distributes to the Holder the evidence of indebtedness, cash, other assets, capital stock or other securities or subscription rights referred to above in this subsection (c) that the Holder would have been entitled to receive had this Warrant been exercised in full prior to the Record Date (and, if applicable, had this Warrant been exercisable for the class of Common Equity Securities or such other class of capital stock that is convertible into or exchangeable or redeemable for Common Equity Securities receiving such issuance or distribution). The Issuer shall provide the Holder, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, capital stock or other securities or subscription rights referred to in this Section 5.1(c). Any such adjustment shall be made whenever any such distribution is made, and shall become effective retroactive to the date immediately after the Record Date. Upon expiration of the period during which any subscription rights granted pursuant to this subsection (c) may be exercised, any adjustment previously made pursuant to the foregoing provisions shall be recalculated to take into consideration only those subscription rights actually exercised during the applicable period for exercise and notice of any such further adjustment to the Exercise Price shall be given to the Holder as herein provided. For the avoidance of doubt, distributions of income or returns on capital with respect to the Class B Limited Partnership Interest shall not result in an adjustment to the Exercise Price pursuant to this Section 5.1(c).

        (d)   For purposes of Sections 5.1(a), 5.1(b) and 5.1(c), any dividend or distribution to which Section 5.1(c) is applicable that also includes units or shares of Common Equity Securities, a subdivision of Common Equity Securities or a combination of Common Equity Securities to which Section 5.1(a) applies, or rights or warrants to subscribe for or purchase units or shares of Common Equity Securities to which Section 5.1(b) applies (or any combination thereof), shall be deemed instead to be:

          (i)    a dividend or distribution of the evidences of indebtedness, cash, other assets, shares of capital stock, other securities or subscription rights, other than such units or shares of Common Equity Securities, such subdivision or combination or such rights, options or warrants to which Sections 5.1(a) and 5.1(b) apply, respectively (and any Exercise Price reduction required by Section 5.1(c) with respect to such dividend or distribution shall then be made), immediately followed by

          (ii)   a dividend or distribution of such units or shares of Common Equity Securities, such subdivision or combination or such rights, options or warrants to which Sections 5.1(a) and 5.1(b)

  apply (and any further Exercise Price reduction required by Sections 5.1(a) and 5.1(b) with respect to such actions shall then be made).

        (e)   In case a tender or exchange offer (other than an odd lot offer) by an Issuer for any Common Equity Securities, or other repurchase of any Common Equity Securities by an Issuer, is consummated at a price in excess of the Market Price of the Common Equity Securities subject to such tender or exchange offer or repurchase, at the expiration of such tender or exchange offer or at the time of such repurchase (as the case may be), the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (i) the numerator shall be such Market Price, less the amount of the excess of the value of the tender or exchange offer price or repurchase price over the Market Price, and (ii) the denominator shall be the Market Price, such adjustment to become effective immediately prior to the opening of business on the day following such date of expiration or date of repurchase (as the case may be).

        (f)    In the event of an adjustment to the Trust Exercise Price as a result of any adjustment pursuant to this Agreement, the LP Exercise Price shall be adjusted, if an adjustment is not already required by another provision of this Agreement, in order to maintain the intended relationship between the Limited Partnership Units and the Common Shares and the right of a holder of one Limited Partnership Unit to receive, upon redemption or exchange of such Unit, one Common Share.

5.2    ADJUSTMENT OF NUMBER OF EXERCISE SHARES PURCHASABLE UPON EXERCISE OF WARRANTS. Upon each adjustment of the Exercise Price pursuant to Section 5.1 or 5.4 hereof, the number of Exercise Shares purchasable upon exercise of this Warrant shall be adjusted to the number of Exercise Shares, rounded up or down, as the case may be, to the nearest full unit or share, obtained by (i) multiplying the number of Exercise Shares purchasable immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment, and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

5.3    RIGHTS UPON CONSOLIDATION, MERGER, SALE, TRANSFER, RECLASSIFICATION OR RECAPITALIZATION.

        (a)   In case an Issuer after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or limited partnership of such consolidation or merger, (b) shall permit any other Person to consolidate with or merge into such Issuer and such Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Equity Securities or other securities or property otherwise issuable upon exercise of this Warrant shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (c) shall transfer (by sale, lease or otherwise) all or substantially all of its properties or assets or the properties or assets of its Significant Subsidiaries to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Equity Securities or other securities or property otherwise issuable upon exercise of this Warrant (other than a capital reorganization or reclassification resulting in the issuance of additional units or shares of Common Equity Securities for which adjustment in the Exercise Price is provided in Section 5.1 or 5.4 unless such adjustment pursuant to Section 5.1 or 5.4 fails to take into account all steps in a multi-step transaction), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder, upon the exercise hereof at any time after the consummation of such transaction (until the end of the Exercise Period), shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Equity Securities or other securities or property otherwise issuable upon such exercise immediately prior to such consummation), in lieu of the Common Equity Securities or other securities or property otherwise issuable upon such exercise prior to such consummation, the kind and amount of shares, other securities, property, assets or cash that the Holder would have been entitled to receive upon the consummation of such transaction had the Holder exercised this Warrant immediately prior to the consummation of such transaction, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 5. In addition, upon the exercise hereof at any time after the consummation of such transaction, the Holder may elect to receive, in lieu of such shares or other securities, property or assets that the Holder would have been entitled to receive upon the consummation of such transaction, the cash equivalent thereof (with the cash value determined by reference to the Fair Market Value of such shares or other securities, property or assets that the Holder would have received). If the Holder elects to receive such cash equivalent, the Company or the surviving Person shall bear any costs and expenses incurred in connection with any sale or disposition of such shares or other securities, property or assets, and shall promptly deliver the cash proceeds to the Holder (in any event within five (5) Business Days after receipt of such cash proceeds by the Issuer). In no event shall an Issuer undertake any such transaction unless appropriate provision is made by such Issuer or the surviving Person as part of any such transaction for the obligations provided hereunder.

        (b)   An Issuer shall not consummate any transaction that effects or permits any such event or occurrence unless each Person whose shares of stock, securities or assets will be issued, delivered or paid to the holders of the Common Equity Securities (including such Issuer with respect to clause (ii) below), prior to or simultaneously with the consummation of the transaction, (i) is, in the case of the Trust, a Maryland corporation or trust, or, in the case of the Company, a limited partnership organized and existing under the laws of the United States of America or any State or the District of Columbia, and (ii) expressly assumes, or in the case of such Issuer, acknowledges, by a Warrant supplement or other document in a form substantially similar hereto and to the satisfaction of the Holder, executed and delivered to the Holder, the obligation to deliver to such Holder such shares of stock, securities or assets, including cash, as, in accordance with the foregoing provisions of this Section 5.3, such Holder is entitled to purchase, and all other obligations and liabilities under this Warrant, including obligations and liabilities in respect of subsequent adjustments that are required under this Warrant.

        (c)   The above provisions of this Section 5.3 shall similarly apply to successive reclassifications and changes of Exercise Shares and to successive consolidations, mergers, leases, sales or conveyances.

5.4    SALE OF SHARES BELOW APPLICABLE PRICE.

        (a)   If at any time or from time to time after the date hereof, an Issuer issues or sells, or is deemed by the express provisions of this Section 5.4 to have issued or sold, Additional Common Equity Securities (as defined below), other than as provided in Section 5.1, 5.2 or 5.3 above, including as part of an Initial Public Offering, for an Effective Price (as defined below) less than the Applicable Price (such issue, a "Qualifying Dilutive Issuance"), then and in each such case, the then effective Exercise Price shall be reduced, effective as of the opening of business on the date of such issue or sale (or if earlier, the date on which a binding agreement providing for such issue or sale was entered into), to a price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction:

          (i)    the numerator of which shall be (A) the number of units or shares of Common Equity Securities outstanding immediately prior to such issue or sale, plus (B) the number of units or shares of Common Equity Securities being issued or sold or deemed to be issued or sold which the aggregate consideration received by such Issuer for the total number of Additional Common Equity Securities so issued or deemed to be so issued would purchase at the Applicable Price, and

          (ii)   the denominator of which shall be the number of units or shares of Common Equity Securities outstanding immediately prior to such issue or sale plus the total number of Additional Common Equity Securities so issued or deemed to be so issued.

  Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 5.4 for awards of restricted Common Shares from the Trust's Equity Incentive Compensation Plan made to Trustees of the Trust that are not also employees of the Trust and to employees of the Trust so long as all such awards are approved by the Trust's Board of Trustees or a committee of the Board of Trustees of the Trust comprised solely of "non-employee" trustees, within the meaning of Rule 16b-3 under the Exchange Act, which committee may include the Compensation Committee of such Board if such committee is so comprised, and the aggregate number of Common Shares so awarded during the first 18 months following the IPO Date does not exceed 750,000 Common Shares, subject to adjustment pursuant to Section 5 hereof.

        (b)   For the purpose of the adjustment required under this Section 5.4, if an Issuer issues or sells (x) stock or other securities convertible into or exchangeable or redeemable for units or shares of Common Equity Securities (such convertible, exchangeable or redeemable stock or securities being herein referred to as "Convertible Securities") or (y) rights, options or warrants for the purchase of units or shares of Common Equity Securities or Convertible Securities and if the Effective Price of such units or shares of Common Equity Securities is less than the Applicable Price, in each case such Issuer shall be deemed to have issued at the time of the issuance of such rights, options or warrants or Convertible Securities the maximum number of Additional Common Equity Securities issuable upon exercise, conversion, exchange or redemption thereof and to have received as aggregate consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by such Issuer for the issuance or sale of such rights, options or warrants or Convertible Securities plus the minimum amounts of consideration, if any, payable to such Issuer upon the exercise, conversion, exchange or redemption of such rights, options or warrants or Convertible Securities (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities); provided that:

          (i)    subject to paragraph (d) below, if the minimum amounts of such consideration cannot be ascertained, but are a function of anti-dilution or similar protective clauses, such Issuer shall be deemed to have received the minimum amounts of consideration without reference to such clauses; and

          (ii)   if the minimum amount of consideration payable to such Issuer upon the exercise, conversion, exchange or redemption of such rights, options, warrants or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of anti-dilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further, that if the minimum amount of consideration payable to such Issuer upon the exercise, conversion, exchange or redemption of such rights, options, warrants or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to such Issuer but only upon the exercise, conversion, exchange or redemption of such rights, options, warrants or Convertible Securities.

No further adjustment of the Exercise Price, as adjusted upon the issuance of such rights, options, warrants or Convertible Securities, shall be made as a result of the actual issuance of Additional Common Equity Securities upon the exercise of any such rights, options or warrants or the conversion, exchange or redemption of any such Convertible Securities. If any such rights, options or warrants or the conversion, exchange or redemption privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price as adjusted upon the issuance of such rights, options, or warrants or Convertible Securities shall be readjusted to the Exercise Price which would have been in effect had an adjustment been made on the basis of only the Additional Common Equity Securities, if any, actually issued or sold on the exercise, conversion, exchange or redemption of such rights, options, warrants or Convertible Securities, and on the basis that such Additional Common Equity Securities, if any, were issued or sold for the consideration actually received by such Issuer upon such exercise, conversion, exchange or redemption (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities), plus the consideration, if any, actually received by such Issuer for the issue or sale of all such rights, options, warrants and Convertible Securities, whether or not exercised, provided that such readjustment shall not apply to prior exercises of this Warrant.

        (c)   For the purpose of making any adjustment to the Exercise Price of the Exercise Shares required under this Section 5.4, "Additional Common Equity Securities" shall mean all units or shares of Common Equity Securities issued by an Issuer or deemed to be issued pursuant to this Section 5.4 (including units or shares of Common Equity Securities subsequently reacquired or retired by an Issuer).

The "Effective Price" of Additional Common Equity Securities shall mean the quotient determined by dividing (x) the aggregate consideration received, or deemed to have been received by an Issuer for such issue under this Section 5.4, for such Additional Common Equity Securities, by (y) the total number of Additional Common Equity Securities issued or sold, or deemed to have been issued or sold by the Issuer under this Section 5.4.

        (d)   In the event that an Issuer issues or sells, or is deemed to have issued or sold, Additional Common Equity Securities in a Qualifying Dilutive Issuance (the "First Dilutive Issuance"), then in the event that the Issuer issues or sells, or is deemed to have issued or sold, Additional Shares of Common Equity Securities in a Qualifying Dilutive Issuance other than the First Dilutive Issuance (a "Subsequent Dilutive Issuance") pursuant to the same instruments as the First Dilutive Issuance, then, and in each such case upon a Subsequent Dilutive Issuance, the Exercise Price shall be reduced to the Exercise Price that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

5.5    DE MINIMIS ADJUSTMENTS. The adjustments required by this Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment pursuant to Section 5.1, 5.3 or 5.4 hereof shall be required unless such adjustment would require an increase or decrease of at least $0.01 in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this Section 5.5 shall be carried forward and (i) made as soon as such adjustment, together with other adjustments required by this Section 5 and not previously made, would result in an increase or decrease of at least $0.01 in the Exercise Price as of the date of exercise, or (ii) made upon the date of exercise, in whole or in part, of the Warrant. In case an Issuer shall at any time issue Common Equity Securities by way of dividend on any stock or other securities of an Issuer or split or otherwise subdivide or combine the outstanding units or shares of Common Equity Securities, said amount of $0.01 specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this Section 5.5) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same. All calculations under this Section 5 shall be made to the nearest hundredth of a cent.

5.6    CONDITION PRECEDENT TO REDUCTION OF EXERCISE PRICE BELOW PAR VALUE OF SHARES OF COMMON EQUITY SECURITIES OR INCREASE IN PAR VALUE TO ABOVE EXERCISE PRICE.

To the extent that any of Common Equity Securities have a par value,

        (a)   before taking any action that would require an adjustment reducing the Exercise Price to below the then par value of any of the shares of Common Equity Securities issuable upon exercise of this Warrant, an Issuer shall take any action that may, in the opinion of its counsel, be necessary in order that such Issuer may validly and legally issue fully paid and non-assessable shares (in the case of the Trust) of such Common Equity Securities at such adjusted Exercise Price; and

        (b)   before taking any action that would increase, or would result in an increase in, the par value, if any, of the Common Equity Securities issuable upon exercise of this Warrant to an amount that is greater than the then effective Exercise Price, such Issuer shall take such action that is necessary in order that such Issuer may validly and legally issue fully paid and non-assessable shares (in the case of the Trust) of such Common Equity Securities at such then effective Exercise Price.

5.7    CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Exercise Price, an Issuer, at its sole expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder's address, as provided in Section 14 hereof, no later than five (5) Business Days following the effective date of such adjustment or readjustment. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of Additional Common Equity Securities issued or sold or deemed to have been issued or sold; (ii) the consideration received or deemed to be received by the Issuer for any Additional Common Equity Securities issued or sold or deemed to have been issued or sold; (iii) the Exercise Price at the time in effect; and (iv) the type and amount, if any, of other property which would be received upon exercise of this Warrant.

5.8    OTHER DILUTIVE EVENTS. If any event or occurrence shall occur as to which the provisions of this Section 5 are not strictly applicable but as to which the failure to make any adjustment to the Exercise Price and/or the number of shares or other assets or property subject to this Warrant would adversely affect the purchase rights or value represented by this Warrant in accordance with the essential intent and principles of this Warrant, including this Section 5, then, in each such case, each Issuer shall determine the adjustment, if any, on a basis consistent with the essential intent and principles established in this Warrant, including this Section 5, necessary to preserve, without dilution, the purchase rights represented by this Warrant. If such determination involves or is based on a determination of the Fair Market Value of any securities or other assets or property, such determination shall be made in accordance with the Valuation Procedure.

5.9    GENERAL ADJUSTMENT PROVISIONS.

        (a)   In any case in which this Section 5 shall require that an adjustment be made retroactive to the date immediately following a Record Date, an Issuer may elect to defer (but only until five (5) Business Days following the mailing by such Issuer to the Holder of the certificate as required by Section 5.7) issuing to the Holder, in the event of any exercise of this Warrant after such Record Date, the units or shares of Common Equity Securities issuable upon such exercise in excess of the units or shares of Common Equity Securities issuable upon such exercise prior to such adjustment, if any.

        (b)   The provisions and adjustments provided for in this Section 5 shall apply to successive events or occurrences of the types described in this Section 5.

        (c)   For the purpose of making any adjustment required under this Section 5 that requires a determination of the aggregate consideration received by an Issuer for any sale, issue or distribution of securities, the aggregate consideration received by such Issuer shall equal the sum of: (i) to the extent it consists of cash, the net amount of cash received by the Issuer after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by such Issuer in connection with such issue or sale but without deduction of any expenses payable by such Issuer, and (ii) to the extent it consists of property or assets other than cash, the Fair Market Value of the property or assets.

5.10    SIGNIFICANT SUBSIDIARIES. If any Significant Subsidiary of an Issuer issues or grants (i) any capital stock or equity ownership interest; (ii) any rights, options, warrants or convertible securities that are exercisable for or convertible into any capital stock or other equity ownership interest; or (iii) any stock appreciation rights, phantom stock rights, or any other profit participation rights, or any rights or options to acquire any such rights, in each case of clauses (i), (ii) and (iii) above, to any Person other than such Issuer or its wholly-owned subsidiaries, such Issuer shall determine an anti-dilution adjustment, if any, on a basis consistent with the essential intent and principles established herein, including but not limited to this Section 5, necessary to preserve, without dilution, the purchase rights represented by this Warrant. If such determination involves or is based on a determination of the Fair Market Value of any securities or other assets or property, such determination shall be made in accordance with the Valuation Procedure.

5.11    ADJUSTMENT FOR MILITARY PROPERTIES. In the event that a military housing project listed below is not acquired by the Company by the date set forth below corresponding to such project or, a property or properties, in replacement of such project, are not contributed by such date to the Company by Gary M. Holloway for no additional interest in the Company or the Trust that is projected to provide cash flow to the Company that will at least equal the cash flow projected to be contributed by such project to the Company, then the percentage economic interest included in the definition of LP Fixed Percentage Number and Trust Fixed Percentage Number shall be increased, by proportionate increase of the 19.302% and 15.238% comprising the 34.54% in such definitions (as such may have been adjusted pursuant to this Section 5), by the LP Fixed Percentage set forth below corresponding to the property not acquired, but the Limited Partnership Units necessary to satisfy such increase upon exercise of this Warrant shall be satisfied entirely by transfer of Limited Partnership Units representing the LP Fixed Percentage Number indicated below, subject to adjustment as provided in this Warrant, including, but not limited to the other sections of this Section 5, by Gary M. Holloway to the Holder free and clear of any mortgage, deed of trust, lien (statutory or other), pledge, hypothecation, assignment, preference, priority, security interest, or any other encumbrance or charge (including, without limitation, any conditional sale or other title retention agreement, any sale-leaseback, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign, and mechanics', materialmen's and other similar liens and encumbrances) (each, a "Lien"). The amount of cash flow projected for a military housing project and replacement property or properties hereunder shall be determined in accordance with the Valuation Procedure, assuming all projects and properties involve at least $10 million of value. In the event that none of the three military housing projects is acquired and no replacement properties are contributed, the maximum amount of increase in the percentage economic interest in the Company included in the definition of LP Fixed Percentage Number as a result of such failure shall be 14.999%. If the projected cash flow from a replacement property or properties replaces some but not all of the projected cash flow from a military project not acquired, then the amount of increase in the percentage economic interest of the Company included in the definition of LP Fixed Percentage Number shall be proportionately adjusted. In no event shall such increase result in any increase in the Exercise Price. If this Warrant has been exercised in full prior to the applicable date set forth below, then any such Limited Partnership Units corresponding to a project not acquired shall be released from the escrow and transferred to the Holder immediately following the applicable date. Prior to the applicable date set forth below, such Limited Partnership Units shall be owned by Gary M. Holloway free and clear of any Lien and shall be held by the Holder in escrow during such period. In the event that a project is acquired by the Company or a replacement property is contributed to the Company prior to the applicable date set forth below, then the corresponding LP Fixed Percentage Number of Limited Partnership Units shall be released to Gary M. Holloway upon completion of such acquisition.

Military Housing Project	Date	LP Fixed Percentage Number	LP Fixed Percentage
Fort Eustis/Story	9 months from date hereof	1,440	1.440%
Fort Bliss/White Sands	June 30, 2005	1,830	1.830%
Navy North East	9 months from date hereof	13,270	13.270%

As an illustration, if the Navy North East project is not acquired by the Company within nine months from the date hereof and a suitable replacement property is not contributed by such date, then the LP Fixed Percentage Number will increase from the number of Limited Partnership Units representing 34.54% to the number of Limited Partnership Units representing a 47.810% economic interest in the Company, with the first 19.302% becoming 19.302/34.54 of 47.810% (i.e., 26.718%) and the 15.238% becoming 15.238/34.54 of 47.810% (i.e., 21.092%), with appropriate downward adjustments to the LP Exercise Price. Any additional Limited Partnership Units necessary to satisfy the increase in percentage shall be Limited Partnership Units transferred by Gary M. Holloway and will not be newly issued Units. As a further illustration, if the Navy North East project is not acquired by the Company within nine months from the date hereof and a suitable replacement property is not contributed by such date and as of such date the Warrant had been exercised to acquire all of the Limited Partnership Units representing a 19.302% economic interest in the Company, then the LP Fixed Percentage Number shall be increased from the number of Limited Partnership Units representing a 15.238% economic interest in the Company to the number of Limited Partnership Units representing a 28.508% economic interest in the Company with the result that upon exercise of the remaining portion of the Warrant, Limited Partnership Units representing a 15.238% economic interest in the Company will be a new issuance of Units by the Company and Limited Partnership Units representing a 13.270% economic interest in the Company will be Limited Partnership Units transferred to the Holder by Gary M. Holloway.

6.    FRACTIONAL UNITS OR SHARES. Each Issuer may, but shall not be required to, issue fractions of Exercise Shares upon exercise of the Warrant or distribute certificates which evidence fractional Exercise Shares. As to any fractional Exercise Share which the Holder would otherwise be entitled to purchase from an Issuer upon such exercise, such Issuer may purchase from the Holder such unissued fractional unit or share at a price equal to an amount calculated by multiplying such fractional unit or share (calculated to the nearest 1/100th of a unit or share) by the then Fair Market Value of one Exercise Share determined in accordance with the terms hereof. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise.

7.    REGISTRATION RIGHTS. The Holder shall have the registration rights with respect to the Common Equity Securities and the Warrant as set forth in that certain Registration Rights Agreement, dated as of July 27, 2004, as amended through the date hereof (the "Registration Rights Agreement") among the Trust, the Company, GMH GP and the Holder. To the extent that this Warrant becomes exercisable for Exercise Shares other than the Common Equity Securities, each of the Trust and the Company agrees to grant, or cause to be granted, to the Holder hereof the same registration rights with respect to such Exercise Shares as are currently granted to the Holder in respect of the Common Equity Securities pursuant to the Registration Rights Agreement.

8.    NO LIMITED PARTNER OR STOCKHOLDER RIGHTS OR LIABILITIES. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Trust or a limited partner of the Company (subject to the provisions of Section 5 above). No provision of this Warrant, in the absence of affirmative action by the Holder to exercise this Warrant in exchange for units or shares of Common Equity Securities or any other equity securities issuable upon exercise of this Warrant, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Trust or a limited partner of the Company, whether such liability is asserted by the Trust or the Company or by creditors of the Trust or the Company.

9.    TRANSFER OF WARRANT. Subject to the restriction on transfers set forth in the legend on the first page of this Warrant and in Section 4.2 and applicable laws, this Warrant and all rights hereunder, in whole or in part, are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto as Annex B-1 or Annex B-2, as applicable, to any transferee designated by Holder.

10.    PAYMENT OF TAXES ON STOCK CERTIFICATE ISSUES UPON EXERCISE. The initial issuance of certificates of Exercise Shares upon any exercise of this Warrant shall be made without charge to the exercising Holder for any transfer, stamp or similar tax or for any other governmental charges that may be imposed in respect of the issuance of such stock certificates, and such stock certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder; provided, however, that neither the Trust nor the Company, as the case may be, shall be required to pay any tax or such other charges that may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, any new Warrants or other securities in a name other than that of the Holder upon exercise of this Warrant (other than to an Affiliate), and neither the Trust nor the Company shall be required to issue or deliver such certificates or other securities unless and until the Person or Persons requesting the issuance thereof shall have paid to the Trust or the Company, as applicable, the amount of such tax or shall have established to the reasonable satisfaction of the Trust or the Company, as applicable, that such tax has been paid.

11.    LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. Upon receipt of evidence reasonably satisfactory to the Trust and the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Trust and the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Trust and the Company shall issue a new Warrant, in lieu of the Warrant so lost, stolen, destroyed or mutilated, of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Trust and the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12.    EXCHANGE OF WARRANT; DIVISIBILITY OF WARRANT. Subject to compliance with Section 4.2 hereof, this Warrant is exchangeable, without charge to any Holder, upon the surrender hereof by the Holder at the office or agency of the Trust or the Company, as the case may be, for one or more new Warrants of the tenor representing in the aggregate the right to subscribe for and purchase the number of Exercise Shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder at the time of such surrender.

13.    CLOSING OF BOOKS. Neither the Trust nor the Company will at any time close its transfer books against the transfer of any Warrant or of any Exercise Shares issued or issuable upon the exercise or conversion of any Warrant in any manner which interferes with the timely exercise or conversion of this Warrant.

14.    NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient or, if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next Business Day delivery, with written verification of receipt. All notices and other communications shall be sent to the Trust, the Company or the Holder, respectively, at the address listed on the signature page hereof or at such other address as the Trust, the Company or the Holder, respectively, may designate by ten (10) days' advance written notice to the other parties hereto.

15.    ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

16.    JOINT AND SEVERAL LIABILITIES. The Trust and the Company shall be jointly and severally liable for all of their obligations under this Warrant and for all of their obligations relating to the Exercise Shares issuable upon the exercise or conversion of this Warrant.

17.    BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any Person succeeding the Trust, the Company or GMH GP, as the case may be, by merger, consolidation or acquisition of all or substantially all of the Trust's, the Company's or GMH GP's, as the case may be, assets (to the extent provided in Section 5), and all of the obligations of the Trust and the Company relating to the Exercise Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Trust, the Company and GMH GP shall inure to the benefit of the successors and assigns of the Holder.

18.    SURVIVAL. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution, delivery and exercise of this Warrant and the delivery of Exercise Shares.

19.    SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

20.    SECTION HEADINGS; ILLUSTRATIONS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant. The illustrations included herein are intended as examples of the potential outcomes hereunder and not as a limitation of the intended effect of the provisions hereof.

21.    NONWAIVER. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies.

22.    GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed and construed in accordance with the law of the State of New York applicable to contracts made and to be performed in the State of New York without regard to principles of conflicts of law.

23.    VENUE, CONSENT TO JURISDICTION, SERVICE OF PROCESS AND WAIVER OF JURY TRIAL. EACH OF THE TRUST AND THE COMPANY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK FOR ANY MATTER OR DISPUTE INVOLVING THIS WARRANT OR OTHERWISE ARISING OUT OF THIS AGREEMENT, WAIVES ANY REQUIREMENT THAT SERVICE OF PROCESS BE MADE UPON IT IN PERSON, AGREES THAT SERVICE OF PROCESS MAY BE MADE AGAINST IT BY REGISTERED MAIL DIRECTED TO IT AT THE ADDRESS LISTED ON THE SIGNATURE PAGE HEREOF OR AT SUCH OTHER ADDRESS AS IT MAY DESIGNATE BY TEN (10) DAYS' ADVANCE WRITTEN NOTICE TO THE OTHER PARTIES HERETO, AND AGREES THAT ANY SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH OF THE TRUST AND THE COMPANY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE INVOLVING THIS WARRANT OR OTHERWISE ARISING OUT OF THIS AGREEMENT AND WAIVES ANY OBJECTION IT

MIGHT HAVE TO VENUE OF ANY ACTION INSTITUTED IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 23.

24.    AMENDMENTS. Each of the Trust and the Company may from time to time supplement, amend or otherwise modify this Warrant without the Holder's approval to cure any ambiguity or to correct or supplement any provision contained herein that is inconsistent with any other provision herein or is otherwise defective, or to include any other provision regarding matters or questions arising hereunder that the Trust and the Company deem necessary or desirable and that in each case do not, in the opinion of the Holder, adversely affect the rights or interests of the Holder. Except as set forth in the preceding sentence, no amendment, supplement, restatement or termination of any provision of this Warrant is binding unless it is in writing and signed by authorized representatives of each party hereto at the time of such amendment, supplement, restatement or termination. Any such amendment or waiver shall be binding upon each future Holder and upon the Trust and the Company. In the event of a waiver or amendment and upon the request of the Trust and the Company, the Holder hereof shall submit this Warrant to the Trust and the Company so that this Warrant be marked to indicate such amendment or waiver and any Warrant issued thereafter shall bear a similar notation referring to any such amendment or continuing waiver. Any amendment of this Warrant shall be expressly approved in advance of the effectiveness of such amendment by either the Board of Trustees of the Trust or a committee of the Board of Trustees of the Trust comprised solely of "non-employee" Trustees of the Trust as such term is defined in Rule 16b-3 under the Exchange Act., which committee may include the Compensation Committee of such Board if it is so comprised.

25.    SPECIFIC PERFORMANCE. Each Holder of this Warrant and Exercise Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. Each of the Trust and the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

26.    REIT PROTECTION COVENANTS OF THE TRUST AND THE COMPANY.

From and after November 15, 2004 and until the earlier of (i) the occurrence of a Management Shift and (ii) except with respect to Section 26(d) hereof, the date on which (A) the Holder has no direct or indirect interest in the Company (other than by or through a taxable REIT subsidiary), (B) the Holder owns no warrant or other right to acquire any interest in the Company and (C) the Holder's aggregate ownership of interests in the Company and the Trust represents less than 5% of the value of the Company (in all such cases, taking into account any options or other rights to acquire such interests) (the "Company Restricted Period"), GMH GP shall operate and manage the Company in compliance with all requirements of Part II of Subchapter M of Chapter 1 of Subtitle A of the Code (or any successor or similar provisions thereto) such that, if at any time after November 15, 2004, the Company were treated as a corporation for federal income tax purposes and were to elect REIT status under Section 856(c) of the Code, the Company would qualify as a REIT within the meaning of Section 856 of the Code (determined by (i) assuming that the first taxable year of the Company and its subsidiaries commences on November 15, 2004 and that their final taxable year ends on the date of the expiration of the Company Restricted Period (unless actions taken by the Company prior to such date would, without regard to actions taken following such date, have prevented the Company from qualifying as a REIT for the taxable year which includes such date (but assuming that such taxable year begins no earlier than November 15, 2004)), (ii) treating each entity that is treated as a corporation for federal income tax purposes in which the Company has a direct or indirect interest as a having made a joint TRS election under Section 856(l) of the Code with respect to the Company to the extent necessary to avoid a REIT qualification issue, so long as the provisions of clause (e) have been complied with and (iii) assuming that the Company satisfies the requirements of Section 856(a)(5) and Section 856(a)(6) of the Code. From and after the IPO Date and until the earlier of (i) the occurrence of a Management

Shift and (ii) the date on which (A) the Holder has no direct or indirect interest in the Company (other than by or through a taxable REIT subsidiary), (B) the Holder owns no warrant or other right to acquire any interest in the Company and (C) the Holder's aggregate ownership of interests in the Company and the Trust represents less than 5% by value of the value of the Company (in all such cases, taking into account any options or other rights to acquire such interests) (the "Trust Restricted Period"), the Trust shall be operated and managed in compliance with all requirements of Part II of Subchapter M of Chapter 1 of Subtitle A of the Code (or any successor or similar provisions thereto) such that the Trust will qualify as a REIT within the meaning of Section 856 of the Code; except as may result from any actions taken following the Company Restricted Period. Without limiting the generality of the foregoing two sentences, each of the Trust and the Company and GMH GP agrees, for the benefit of the Holder, that during the Company Restricted Period (in the case of the Company and GMH GP) and during the Trust Restricted Period (in the case of the Trust), neither the Trust, the Company nor GMH GP shall act, directly or indirectly, in any manner that would result in violation of any of clauses (a) through (h) below without the prior written consent of the Holder. Except as specifically provided otherwise in clause (b), for purposes of clauses (a) through (h) below, references to the Company shall include any corporation, partnership, limited liability company or other entity in which the Company has a direct or indirect interest.

Except as may be otherwise agreed to in writing by the Tax Director of Vornado:

        (a)   Neither the Trust nor the Company shall own, directly or indirectly, any securities (including, without limitation, stock, partnership or membership interests or indebtedness of a corporation, partnership or limited liability company) other than Excluded Securities. Excluded Securities shall mean (i) (A) an equity interest in a partnership or limited liability company that is treated as a partnership or disregarded entity for federal income tax purposes (other than an interest in a partnership or limited liability company listed on such schedules as may be provided by the Holder to the Trust or the Company from time to time by written notice (provided, however, that it shall not be a violation of this clause (a) where the Trust or the Company owns, directly or indirectly, an interest in a partnership or limited liability company listed on such schedules where such interest was owned, directly or indirectly, by the Trust or the Company (as the case may be) prior to the time at which the Trust or the Company (as the case may be) received written notice adding such entity to such schedules, so long as the Trust or the Company (as the case may be) disposes of its interest in such entity within thirty (30) days after receiving such notice), or (B) an interest in an entity that is treated as a corporation for federal income tax purposes and (1) as to which the Company intends that the Trust will make "taxable REIT subsidiary" election under Section 856(l) of the Code after the IPO Date, so long as the provisions of clause (e) have been complied with or (2) with respect to which the Trust has made such an election after the IPO Date (and such election is valid), so long as the provisions of clause (e) have been complied with, (ii) stock in an entity that is a real estate investment trust for federal income tax purposes, (iii) a mortgage loan that is secured by real property with a value, as of the date of acquisition, in excess of the amount of such loan and (iv) assets constituting real estate assets, cash, cash items or government securities for purposes of Section 856(c)(4)(A) of the Code.

        (b)   Neither the Trust nor the Company shall hold, directly or indirectly (other than solely through an interest in an entity that is treated as a corporation for U.S. federal income tax purposes), any (i) stock in trade or other property of a kind that would properly be includable in inventory at hand at the close of a taxable year or (ii) property held primarily for sale to customers in the ordinary course of a trade or business. For purposes of this clause (b), the term "Company" shall not include any entity that is treated as a corporation for federal income tax purposes.

        (c)   Neither the Trust nor the Company shall hold, directly or indirectly, any REMIC residual interests.

        (d)   Neither the Trust nor the Company shall provide services to tenants of the properties in which the Trust or the Company owns a direct or indirect interest other than (i) services (other than Excluded Services) that are customarily furnished by landlords in the same geographical area to tenants of or with respect to properties of similar type and class in connection with the rental of space for occupancy only, (ii) through (A) an "independent contractor" (as defined below) or (B) an entity that is treated as a corporation for federal income tax purposes and (1) as to which the Company intends that the Trust will make a "taxable REIT subsidiary" election under Section 856(l) of the Code after the IPO Date, so long as the provisions of clause (e) have been complied with or (2) with respect to which the Trust has made such an election after the IPO Date (and such election is valid), so long as the provisions of clause (e) have been complied with, or (iii) through any entity listed on such schedules as may be provided by the Holder to the Trust or the Company from time to time by written notice. An entity or individual shall be treated as an independent contractor if it (i) is not owned directly or indirectly by the Trust or the Company and from which neither the Trust nor the Company derives any income and (ii) is listed on a schedule provided by the Trust or the Company within ten (10) Business Days after the date hereof by written notice (or from time to time thereafter) to the Tax Director of Vornado (or such other person identified by Vornado), provided that the Tax Director of Vornado (or such other person) does not object to such person with ten (10) Business Days after receiving such notice. Excluded Services shall mean (i) cleaning services (other than in common areas), (ii) "power space" services, (iii) conference room services, (iv) catering services, (v) telecommunications services or (vi) any other services provided within a tenant's premises (other than maintenance services provided for the Trust or the Company's benefit, services such as the provision of lighting, heat, air conditioning, internet hook-ups and similar services (in each case, to the extent customarily provided to tenants by owners of rental properties of a similar class and located in the same geographic areas)).

        (e)   For so long as a member of the Holder holds any direct or indirect interest in the Company, the Company shall not hold an ownership interest in any entity that is a corporation for U.S. federal income tax purposes without providing the Holder with the opportunity to make a taxable REIT subsidiary election under Section 856(1) with respect to such entity (and if the Holder so elects, the Company shall cause such entity to join in such election) by providing notice to the Tax Director of Vornado (or such other person identified by Vornado) within 10 business days of acquiring an interest in such entity and allowing the members of the Holder at least 30 business days to choose to make such an election.

        (f)    No taxable REIT subsidiary of the Trust or the Company shall operate property as a lodging facility (within the meaning of Section 856(d)(9)(D)(ii) of the Code) or a health care facility (within the meaning of Section 856(e)(6)(D)(ii)), provided, however, that if the Internal Revenue Service issues a private ruling to the Trust concluding that the management of student housing properties that offer short-term summer leasing arrangements would not constitute the operation of a lodging facility (within the meaning of Section 856(d)(9)(D)(ii) of the Code) and such ruling is applicable to any partner in the Company that qualifies as a REIT, a taxable REIT subsidiary of the Trust or the Company shall be permitted to operate or manage such properties. Neither the Trust nor the Company shall (i) rent property for an amount based on income or profits of the tenant except to the extent that gross income (as determined under the provisions of the Internal Revenue Code relating to the REIT gross income tests) from such rent, together with all other income not qualifying under Section 856(c)(2) of the Code, does not exceed 5% of the gross income of the Company or the Trust for any taxable year, and (ii) enter into any arrangement whereby the Trust or the Company will derive income from a person listed on such schedules as may be provided by the Holder to the Trust or the Company from time to time by written notice (provided that it shall not be a violation of this clause (f) where the Trust or the Company (as the case may be) derives income from a person listed on such schedules as a result of arrangements in place prior to the time at which the Trust or the Company (as the case may be) received written notice identifying such person on such schedules, so long as the Trust or the Company

(as the case may be) ceases to derive income from such person within thirty (30) days after receiving such notice.

        (g)   During the Company Restricted Period, the Company shall, and during the Trust Restricted Period, the Trust shall, deliver to the Holder, at such times as may reasonably be requested by the Holder (at least on a quarterly basis), a certificate or certificates signed by GMH GP (in the case of the Company) or an appropriate officer of the Trust (in the case of the Trust) to the effect that the Trust or the Company (as the case may be) has complied with the agreements set forth in this Section 26. In addition, the Trust, GMH GP and the Company shall cooperate with the Holder, including, without limitation, by providing information and documents within their respective control relating to the income and assets of the Trust and the Company, even if the Holder at such time no longer holds an interest in the Trust or the Company, in addressing issues raised by any taxing authority in any audit or similar proceeding relating to the Holder that relates to or arises out of the Holder's investment in the Company.

        (h)   The Trust and the Company will, upon the request of the Holder, enter into a Trust Agreement substantially in the form attached as Exhibit A to the Partnership Agreement, as may be modified by the Holder from time to time to the extent the Holder determines reasonably necessary to comply with any guidance issued by the Internal Revenue Service.

        (i)    Notwithstanding the other provisions of this Section 26, neither the GMH GP nor the Company will be responsible for any failure to comply with such provisions resulting from (A) the deemed treatment of rents as described in Section 856(d)(2)(B) of the Code where such rents would not be treated as rents described in Section 856(d)(2)(B) of the Code with respect to the Trust or (B) the ownership, either directly or under the attribution rules of Section 856(d)(5) of the Code, by the Holder of a direct or indirect interest in any entity identified to the Tax Director of Vornado (or such other person identified by Vornado) in a written notice provided by the Company, where such Tax Director (or such other person) did not reasonably object in writing within ten (10) Business Days of receipt of written notice from the Company to the entering into by the Company or any of its Affiliates of a lease or similar arrangement with respect to such entity or the use of such entity by the Company or any of its Affiliates as an "independent contractor" (determined as though the Company were a REIT) within the meaning of Section 856(d)(3) of the Code.

        (j)    If either the Trust or the Company during the Trust Restricted Period and the Company Restricted Period, respectively, or GMH GP fails to satisfy its obligations under this Section 26 and, as a result of such failure, the Holder (1) fails to maintain its qualification as a REIT or (2) otherwise incurs any liability for any tax, penalty or similar charges), the Trust and the Company shall indemnify the Holder for all losses, damages, liabilities, costs and expenses (including, without limitation, the loss of any deduction or other tax benefit) attributable to such failure, including without limitation, the loss of REIT status (whether or not such any such losses, damages, liabilities costs or other expenses arise during or after the Trust Restricted Period or the Company Restricted Period).

The provisions of this Section 26 shall not be interpreted to permit the amount of any losses, damages, liabilities, costs and expenses recovered under this Section 26 to be recovered under the comparable provisions of the Partnership Agreement.

28.    GENERAL PARTNER APPOINTMENT. If at any time the Class A Limited Partnership Interest has been redeemed and an Initial Public Offering has not been consummated and the Holder holds Limited Partnership Units acquired pursuant to the exercise of this Warrant or the right to acquire such Limited Partnership Units, then the Holder will have the right to appoint a general partner of the Company that will share equally in the management decisions of the Company with the existing general partner(s) of the Company and the general and limited partners of the Company shall prepare and execute an amendment to the Company's limited partnership agreement to effectuate such appointment.

29.    APPOINTMENT OF TRUSTEE. At the option of the Holder or, in the event of more than one Holder, at the option of Vornado, in the event the Holder has exercised this Warrant and holds Common Shares or Limited Partnership Units acquired at an aggregate price of not less than $10 million, then the Holder shall have the right, but not the obligation, to appoint Michael D. Fascitelli or such other executive officer of Vornado that is reasonably acceptable to the Trust, to the board of trustees of the Trust. In the event the Holder has exercised this right of appointment, the Trust and Gary M. Holloway agree to take such actions as are necessary to cause the person so appointed to be elected and re-elected by the shareholders of the Trust, including, but not limited to, naming such person in any proxy statement and causing such person to be nominated by the nominating committee of the board for election and re-election to the Trust's board of trustees for so long as (i) such person desires to serve and (ii) the Holder holds Common Shares or Limited Partnership Units acquired at an aggregate price of not less than $10 million.

30.    OPT-OUTS FROM MARYLAND BUSINESS COMBINATION ACT AND MARYLAND CONTROL SHARE ACQUISITION ACT. The Trust and Gary M. Holloway, as the sole shareholder of the Trust, covenant and agree that upon the Trust becoming the general partner of the Company, the Trust shall, by adopting a resolution of its board of trustees or by amending its bylaws, as appropriate, ensure that (1) the acquisition by Vornado, any of its affiliates or any of its transferees and assigns of this Warrant, or Common Shares or Limited Partnership Units pursuant to the exercise of this Warrant, is exempted from the provisions of Section 3-602 of the Maryland General Corporation Law, as applicable to a Maryland real estate investment trust, pursuant to Section 3-603(c) of the Maryland General Corporation Law and (2) Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute, as applicable to a Maryland real estate investment trust, shall not apply to any acquisition of Common Shares or Limited Partnership Units by Vornado, any of its affiliates or any of its transferees and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by their respective duly authorized officers as of October    , 2004.

GMH COMMUNITIES, LP
By:	GMH COMMUNITIES GP, LLC as sole general partner
By:
Name:
Title:
Address: 10 Campus Boulevard Newtown Square, Pennsylvania 19073 Facsimile No.: (610) 355-8001 (With a copy to Joseph M. Macchione, Facsimile No.: (610) 325-2046)

GMH COMMUNITIES TRUST
By:
Name:
Title:
Address: 10 Campus Boulevard Newtown Square, Pennsylvania 19073 Facsimile No.: (610) 355-8001 (With a copy to Joseph M. Macchione, Facsimile No.: (610) 325-2046)
GMH COMMUNITIES GP TRUST
By:
Name:
Title:
Address: 10 Campus Boulevard Newtown Square, Pennsylvania 19073 Facsimile No.: (610) 355-8001 (With a copy to Joseph M. Macchione, Facsimile No.: (610) 325-2046)
GMH COMMUNITIES GP, LLC
By:
Name:
Title:
Address: 10 Campus Boulevard Newtown Square, Pennsylvania 19073 Facsimile No.: (610) 355-8001 (With a copy to Joseph M. Macchione, Facsimile No.: (610) 325-2046)
Gary M. Holloway Individually and as sole shareholder of GMH Communities Trust and sole member of GMH Communities GP, LLC
Address: 10 Campus Boulevard Newtown Square, Pennsylvania 19073 Facsimile No.: (610) 355-8001 (With a copy to Joseph M. Macchione, Facsimile No.: (610) 325-2046)

WARRANT HOLDER:
VORNADO REALTY L.P.
By:	VORNADO REALTY TRUST as sole general partner
By:
Name:
Title:
Address: 888 Seventh Avenue New York, New York 10019 Facsimile No.: (212) 894-7035 ATTN: Dan Guglielmone

Annex A-1

NOTICE OF EXERCISE

TO: GMH COMMUNITIES, LP

  (1)    The undersigned hereby elects to purchase on [insert exercise date]                        Class A common units of limited partnership of GMH Communities, LP pursuant to the terms of the attached Warrant and tenders herewith or is delivering by wire transfer to account number                  at                         (bank) payment of the exercise price in full; and

  (2)    Please issue a certificate or certificates representing said common units of limited partnership in the name of the undersigned or in such other name as is specified below:

(Name)
(Address)
(Date)	(Signature)
(Print Name)

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WARRANT
GMH COMMUNITIES, LP GMH COMMUNITIES TRUST WARRANT
Annex A-1
NOTICE OF EXERCISE